Exhibit 10.1

Execution Version

NOTE AMENDMENT AGREEMENT

FOR VALUE RECEIVED, MOMENTUS INC. (the “Borrower”) and SPACE INFRASTRUCTURES VENTURES, LLC (the “Lender”) hereby enter into this Note Amendment Agreement (“Agreement”) to (i) amend that certain Amended and Restated Secured Convertible Promissory Note between the Borrower and the Lender dated September 8, 2025 (the “Note”) and (ii) agree to certain other provisions as follows:

Section 1.  Paragraph 3 of the Note is hereby deleted in its entirety and replaced with the following:

3.          Amortization. The Borrower shall repay the remaining principal amount of the Loans, unless extended by the Lender in its sole and absolute discretion. as follows: (a) $1,703,648.00 on March 1, 2026 (the “First Repayment”) and (b) $1,000,000.00, plus all remaining unpaid accrued interest, which is expected to equal $562,093.67 of accrued interest, on May 1, 2026 (the “Maturity Date”).

Section 2.  Paragraph 10 of the Note is hereby deleted in its entirety and replaced with the following:

10.         Priority of Security Interest. The Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority fully perfected security interest in the Collateral, pari passu with the Borrower’s other secured indebtedness to the Lender (subject only to the Lender and/or the Borrower taking whatever actions are required under applicable law to perfect and maintain such security interest); provided, however, that, notwithstanding the foregoing, the Borrower may incur up to $4,000,000 of additional indebtedness pari passu with this Secured Note on or after March 1, 2026, provided that (i) the First Repayment has been paid by the Borrower, (ii) the Borrower issues to the Lender, upon the incurrence of the indebtedness (the “Debt Incurrence Date”), additional warrants to purchase that number of shares of Common Stock equal to ten percent (10%) of the total number of shares of Common Stock issued upon conversion of this Note and the Prior Secured Note prior to the Debt Incurrence Date, such warrants to have an exercise price per share equal to the Conversion Price (as defined below) on the Debt Incurrence Date, and (iii) the Borrower shall issue to the Lender additional warrants to purchase that number of shares of Common Stock equal to ten percent (10%) of the total number of shares of Common Stock issued upon conversion of this Note on or after the Debt Incurrence Date, such warrants to have an exercise price per share equal to the Conversion Price (as defined below) on the date on which the corresponding shares of Common Stock were converted under this Note. All warrants to be issued under clause (iii) of this Section 10 shall be issued to the Lender within five (5) Business Days of the applicable conversion of Common Stock resulting in the issuance of such warrants.

Execution Version
Section 3. The Borrower agrees to issue to the Lender within five (5) days of this Agreement warrants for the purchase of 240,000 shares of the Borrower’s Class A Common Stock, par value $0.00001 per share (the “Common Stock”), at an exercise price equal to $0.79 per share, representing the closing price of the Common Stock on December 4, 2025 (the “Warrants”). The Warrants shall have a term of five (5) years from the date of issuance and will be exercisable by the Lender at any time, subject to the restrictions in Section 13 of the Note.  The form of Warrant Agreement is attached hereto as Exhibit A.

Section 4.  As soon as practicable, but in no event later than thirty (30) days after the date of this Agreement (the actual date of such filing, the “Filing Date”), the Borrower shall file with the SEC a registration statement on Form S-1, or such other form as the Borrower shall then be eligible to use (the “Initial Registration Statement”), registering the resale by the Lender of certain shares of Common Stock issuable from time to time upon (i) conversion of the Note and (ii) exercise of the Warrants.  The number of shares to be registered in the Initial Registration Statement (the “Initial Registered Shares”) shall equal the sum of (A) the number of shares issuable to the Lender assuming full conversion of the outstanding amounts due the Lender under the Note, but excluding shares registered under a previously filed and at and after the date hereof effective registration statement, as of a date within five business days prior to the Filing Date (the “Initial Reference Date”) at $0.20 per share (the “Conversion Price”), plus (B) the number of shares issuable to the Lender upon full exercise of the Warrants.  In the event that at any time or from time to time, including due to changes in the Conversion Price from time to time, the Lender provides notice to the Borrower that the Lender has made a good faith determination that the number of registered shares remaining available for offer and sale will be exhausted within 30 days and prior to the Registration Termination Date (as defined below), assuming conversion at the estimated Conversion Price as of any given date, the Borrower shall file with the SEC, as soon as practicable upon receipt of such notice (and in any event within thirty (30) days thereafter (if between April 1 and December 31) or sixty (60) days thereafter (if between January 1 and March 31)), one or more additional registration statements on Form S-1, or such other form as the Borrower shall then be eligible to use (the “Additional Registration Statements” and, together with the Initial Registration Statement, the “Registration Statements” and each a “Registration Statement”).  The number of shares to be registered on any Additional Registration Statements shall be agreed by the Borrower and the Lender in good faith prior to each such filing, or if they do not agree a number equal to the sum of (A) the number of shares issuable to the Lender assuming full conversion of the outstanding amounts due to the Lender under the Note as of a date within five business days prior to the filing date of such Additional Registration Statement (each such date, a “Subsequent Reference Date”) at the Conversion Price (reflecting the discount to market price as set forth in the Note) determined by reference to the closing price of the Common Stock on the applicable Subsequent Reference Date, plus (B) the number of shares issuable to the Lender upon full exercise of the Warrants, less (c) the number of shares then held by or issuable to the Lender and then registered on effective Registration Statements.  The Borrower shall use commercially reasonable efforts to cause each Registration Statement to become effective as soon as practicable after filing and, while shares remain available for offering and sale under such Registration Statement, to keep such Registration Statement effective at all times until the later of the date on which (a) the Lender no long owns any shares of Common Stock issued upon conversion of the Note or upon exercise of the Warrants, (b) the Lender no longer has a right to convert any amounts owed under the Note into shares of Common Stock, and (c) the Warrants have all expired or been exercised in full (such date, the “Registration Termination Date”).  The Borrower shall prepare and make all required filings and submissions with the Nasdaq Stock Market LLC in connection with the shares registered under each Registration Statement.  The Borrower shall take all actions necessary to list all shares of Common Stock covered by any Registration Statement on the Nasdaq Stock Market LLC, to have legends be removed once the applicable Registration Statement is effective and otherwise to enable such shares to be freely tradeable at all times.  In addition, the Borrower will continue to maintain the effectiveness of previously-filed registration statements covering shares issuable under the Note or outstanding warrants issued to the Lender.

Execution Version
Section 5. The Borrower and the Lender hereby confirm that the terms of the Note shall apply to this Agreement as if set forth herein.

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